Exhibit 10.1

FIRST AMENDMENT dated as of May 15, 2009 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of April 16, 2009 (the “Credit Agreement”), among LEVEL 3 COMMUNICATIONS, INC. (“Level 3”), LEVEL 3 FINANCING, INC., as Borrower (the “Borrower”), the LENDERS party thereto, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and Joint Bookrunner, MORGAN STANLEY & CO. INCORPORATED, as Joint Lead Arranger, Joint Bookrunner and Syndication Agent, BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Bookrunner for the Tranche B Term Loans, CITIGROUP GLOBAL MARKETS, INC., CREDIT SUISSE SECURITIES (USA) LLC and WACHOVIA BANK, N.A., as Co-Documentation Agents, and MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent and Collateral Agent.

Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

Pursuant to Section 9.02(d) of the Credit Agreement, (a) the Credit Agreement and the other Loan Documents may be amended to establish, among other things, one or more additional classes of term loans by an agreement in writing entered into by Level 3, the Borrower, the Administrative Agent, the Collateral Agent and each person (including any Lender) agreeing to make such additional term loans, but without the consent of any other Lender, (b) the Borrower has requested that the Additional Tranche B Term Lenders (as defined below) make an additional class of term loans, which shall be deemed to be additional Tranche B Term Loans, available to the Borrower in an aggregate principal amount of $60,000,000 (such new class of term loans being called the “Additional Tranche B Term Loans”) on the terms provided for herein, the net proceeds of which, together with additional funds of the Borrower, will be advanced by the Borrower to Level 3 LLC on the Amendment Effective Date (as defined below) in an amount equal to the aggregate principal amount of the Additional Tranche B Term Loans issued, against delivery of the Loan Proceeds Note (as increased by the amount of $60,000,000 to evidence such loan made by the Borrower to Level 3 LLC on the Amendment Effective Date), and (c) the Additional Tranche B Term Lenders are willing to become parties hereto and to the Credit Agreement, and to extend Additional Tranche B Term Loans having the terms and conditions provided for herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Additional Tranche B Term Loans.  (a)  Subject to the terms and conditions set forth herein, each person listed on Schedule 2.01(a) attached hereto

(other than any such person that has ceased to be a party hereto and to the Credit Agreement pursuant to an Assignment and Assumption in accordance with Section 9.04 of the Credit Agreement, an “Additional Tranche B Term Lender”) agrees to make an Additional Tranche B Term Loan to the Borrower on the Amendment Effective Date in a principal amount equal to its Additional Tranche B Term Commitment (as defined below).  The Additional Tranche B Term Commitments shall expire at 5:00 p.m. New York City time on the Amendment Effective Date, and amounts paid or prepaid in respect of Additional Tranche B Term Loans may not be reborrowed.  For purposes of this Amendment, an “Additional Tranche B Term Commitment” means, with respect to each Additional Tranche B Term Lender, the commitment of such Additional Tranche B Term Lender to make Additional Tranche B Term Loans on the Amendment Effective Date, expressed as an amount representing the maximum principal amount of the Additional Tranche B Term Loans to be made by such Additional Tranche B Term Lender hereunder.  The amount of each Additional Tranche B Term Lender’s Additional Tranche B Term Commitment is set forth on Schedule 2.01(a) attached hereto, as it may be modified under Section 9.02 of the Credit Agreement.  The aggregate amount of the Additional Tranche B Term Lenders’ Additional Tranche B Term Commitments is $60,000,000, subject to any increase under Section 9.02 of the Credit Agreement.

(b)  For all purposes of the Credit Agreement and the other Loan Documents, from and after the Amendment Effective Date (i) except as expressly set forth herein, the Additional Tranche B Term Loans shall be deemed to be additional Tranche B Term Loans, (ii) the provisions of the Additional Tranche B Term Loans and the rights and obligations of the Additional Tranche B Term Lenders shall be identical to those of the Tranche B Term Loans and the Tranche B Term Lenders under the Credit Agreement and the other Loan Documents, including Section 2 of the Amendment Agreement dated as of April 16, 2009 (the “Amendment Agreement”), among Level 3, the Borrower, the Subsidiary Loan Parties, Merrill Lynch Capital Corporation, as Administrative Agent and Collateral Agent, and the Tranche B Term Lenders party thereto, and (iii) the terms “Tranche B Term Commitment”, “Tranche B Term Lender” and “Tranche B Term Loans”, as used in the Credit Agreement and the other Loan Documents, are hereby amended to include each Additional Tranche B Term Commitment, each Additional Tranche B Term Lender and each Additional Tranche B Term Loan, respectively; provided that (A) notwithstanding anything to the contrary contained herein or in the Credit Agreement (and without affecting any other provisions hereof or thereof), the funded amount in respect of each Additional Tranche B Term Loan to be made on the Amendment Effective Date (i.e., the amount advanced to the Borrower on the Amendment Effective Date) shall be equal to 101% of the principal amount of such Additional Tranche B Term Loan (it being agreed that only 100% of the principal amount of each such Additional Tranche B Term Loan will be deemed outstanding on the Amendment Effective Date and the Borrower shall only be obligated to repay 100% of the principal amount of each such Additional Tranche B Term Loan as provided under the Credit Agreement), (B) each Additional Tranche B Term Loan shall be funded as a Eurodollar Loan on the Amendment Effective Date and (C) until the end of the Interest Period applicable to the Tranche B Term Loans immediately prior to the Amendment Effective Date (the “Initial Interest Period”), (x) the Additional Tranche B Term Loans shall bear interest from and including the Amendment Effective Date to but excluding the last day of the Initial Interest Period at a rate per annum equal to the LIBO Rate applicable to the Initial Interest Period with respect to the other Tranche B Term Loans plus the Applicable Margin for Tranche B Eurodollar Loans, which rate shall be deemed, for purposes of Section 2.07(b) of the Credit Agreement, to be the rate applicable to the Additional Tranche B Term Loans under Section 2.07(a) of the Credit Agreement for the Initial Interest Period, (y) the initial Interest Period for the Additional Tranche B Term Loans shall be deemed to be the remaining term of the Initial Interest Period, and (z) subject to the proviso to Section 2.07(c), accrued interest on the Additional Tranche B Term Loans shall be payable in arrears on the Interest Payment Dates applicable to the other Tranche B Term Loans for the Initial Interest Period; provided, that notwithstanding clauses (x), (y) and (z) above, any conversion or continuation of the Tranche B Term Loans, and the election of any Interest Period therefor, occurring during the Initial Interest Period shall be allocated ratably among the Lenders holding all Tranche B Term Loans (including the Additional Tranche B Term Loans).

SECTION 2.  Amendments to Schedules and Exhibits.  (a)  Effective as of the Amendment Effective Date, Schedule 2.01 to the Credit Agreement is hereby amended to include the information on Schedule 2.01(a) attached hereto.

(b)  Effective as of the Amendment Effective Date, Exhibit H to the Credit Agreement is hereby amended and restated to be in the form of Exhibit H attached hereto.

(c)  Effective as of the Amendment Effective Date, the Loan Proceeds Note is hereby amended and restated to be in the form attached hereto as Exhibit H.

SECTION 3.  Benefits of Loan Documents.  The Additional Tranche B Term Loans shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents and shall benefit equally and ratably (except as provided in Section 2 of the Amendment Agreement) from the Guarantees created by the Guarantee Agreement and the security interests created by the Collateral Agreement and the other Security Documents.

SECTION 4.  Representations and Warranties.  Each of Level 3 and the Borrower represents and warrants to the Lenders that:

(a)  the execution, delivery and performance by each of Level 3, the Borrower and the other Loan Parties of this Amendment, and the consummation of the transactions contemplated hereby by each Loan Party on the Amendment Effective Date, are within the powers of Level 3, the Borrower or such other Loan Party, as applicable, and have been duly authorized by all necessary corporate or other action and, if required, stockholder or member action;

(b)  this Amendment has been duly executed and delivered by Level 3, the Borrower and each other Loan Party and constitutes, and each other Loan Document to which any Loan Party is a party constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)  the representations and warranties of (i) Level 3 and the Borrower contained in Article III of the Credit Agreement and (ii) each Loan Party contained in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that (A) the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 5.01(a) of the Credit Agreement as of the date hereof, (B) references in such representations and warranties and the definition of “Disclosed Matters” to the “Effective Date” shall be deemed to be references to the “Amendment Effective Date”, (C) references to “January 1, 2007” and “March 12, 2007” in the definition of “Disclosed Matters” and Section 3.04(c) shall be deemed to be references to “January 1, 2009” and “May 15, 2009”, respectively, (D) Section 3.06(a) shall be deemed to include the following phrase in the parenthetical after the words “Disclosed Matters”: “and as disclosed on Schedule 3.06”, which reference shall be deemed to be a reference to Schedule 3.06 attached hereto, and (E) references in such representations and warranties to “Schedule 3.12” and “Schedule 3.13” shall be deemed to be references to Schedule 3.12 and Schedule 3.13, respectively, attached hereto; and

(d)  no Default has occurred and is continuing on the date hereof.

SECTION 5.  Effectiveness.  This Amendment and the amendment or amendment and restatement of certain schedules and exhibits to the Credit Agreement as set forth in Section 1 hereof, and the obligations of the Additional Tranche B Term Lenders to make the Additional Tranche B Term Loans hereunder, shall become effective on the first date (the “Amendment Effective Date”) on which each the following conditions shall have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)  The Administrative Agent (or its counsel) shall have received from Level 3, the Borrower, each other Loan Party, the Administrative Agent and each Additional Tranche B Term Lender either (i) counterparts of this Amendment signed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include a telecopy transmission of a signed signature page of this Amendment) that each such party has signed a counterpart of this Amendment.

(b)  The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Additional Tranche B Term Lenders and dated the Amendment Effective Date) of (i) Willkie Farr & Gallagher LLP, counsel for the Borrower, (ii) the Chief Legal Officer or an

Assistant General Counsel of Level 3, (iii) Potter Anderson & Corroon LLP, Delaware local counsel, and (iv) Bingham McCutchen LLP, regulatory counsel for the Borrower, covering such matters relating to the Loan Parties, the Loan Documents or the transactions contemplated by this Amendment as the Administrative Agent shall reasonably request.

(c)  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization by the Loan Parties of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)  The Administrative Agent shall have received a certificate signed by a Financial Officer of Level 3, dated the Amendment Effective Date, certifying that the representations and warranties set forth in Section 4 hereof (in each case, substituting all references in Section 4 to the “date hereof” with references to the “Amendment Effective Date”) are true and correct as of the Amendment Effective Date.

(e)  The Guarantee and Collateral Requirement shall be satisfied.

(f)  The Administrative Agent, Banc of America Securities LLC, as sole lead arranger and sole bookrunner, and the Additional Tranche B Term Lenders shall have received all fees and other amounts due and payable to them on or prior to the Amendment Effective Date, including the reimbursement or payment of all reasonable out-of-pocket expenses for which reasonably detailed invoices have been presented (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent) incurred in connection with this Amendment.

(g)  The Administrative Agent shall have received a completed (A) perfection certificate in the form of Annex II hereto (the “Amendment Effective Date Perfection Certificate”) and (B) perfection certificate in the form of Annex III hereto (the “Amendment Effective Date Loan Proceeds Note Perfection Certificate”), each dated the Amendment Effective Date and signed by a Financial Officer, in each case, together with all attachments contemplated thereby.

The Administrative Agent shall notify Level 3, the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6.  Effect of Amendment; No Novation.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations (including, for the avoidance of doubt, any guarantee obligations and indemnity obligations of the Guarantors), covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)  From and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall refer to the Credit Agreement as amended by this Amendment, and the term “Credit Agreement”, as used in any Loan Document, shall mean the Credit Agreement as amended by this Amendment.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)  This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release any Guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or the Guarantee Agreement, which shall remain in full force and effect, except as modified hereby.  Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW.

SECTION 8.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.  Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

LEVEL 3 COMMUNICATIONS, INC.,

by
/s/ Robin E. Grey
Name: Robin Grey
Title: Senior Vice President & Treasurer

LEVEL 3 FINANCING, INC.,

by
/s/ Robin E. Grey
Name: Robin Grey
Title: Senior Vice President & Treasurer

BROADWING, LLC,
BROADWING COMMUNICATIONS, LLC,
BROADWING FINANCIAL SERVICES, INC.,
BTE EQUIPMENT, LLC,
C III COMMUNICATIONS, LLC,
ELDORADO EQUIPMENT, INC.,
ICG COMMUNICATIONS, INC.,
LEVEL 3 COMMUNICATIONS, LLC,
LEVEL 3 ENHANCED SERVICES, LLC,
LEVEL 3 INTERNATIONAL, INC.,
TELCOVE OPERATIONS, LLC,
WILTEL COMMUNICATIONS GROUP, LLC,
WILTEL COMMUNICATIONS, LLC,

by
/s/ Robin E. Grey
Name: Robin Grey
Title: Senior Vice President & Treasurer

MERRILL LYNCH CAPITAL
CORPORATION,
Individually, and as Administrative Agent and
Collateral Agent,

by:	/s/ Scott Tolchin
Name: Scott Tolchin
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

THE AMENDED AND RESTATED CREDIT AGREEMENT OF

LEVEL 3 COMMUNICATIONS, INC.

ADDITIONAL TRANCHE B TERM LENDER:

by:
Name:
Title:

	by:	*
Name:
Title:

(*) For Lenders requiring a second signature line.